Exhibit 10.23.3
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
AMENDMENT NO. 2
to
MASTER REPRUCHASE AGREEMENT
This AMENDMENT No. 2 (this “Amendment”), dated effective as of February 4, 2022 (the “Second Amendment Effective Date”), is made by and among GOLDMAN SACHS BANK USA, as buyer (in such capacity, “Buyer”), HPFC SUB 1 LLC, as seller (in such capacity, the “Seller”) and HOME POINT FINANCIAL CORPORATION, as guarantor (in such capacity, “Guarantor”).
WITNESSETH:
WHEREAS, Seller, Guarantor and Buyer are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of June 30, 2021 (as amended by the Amendment No. 1 to the Master Repurchase Agreement, dated as of July 22, 2021, the “Existing Master Repurchase Agreement”, and as amended by this Amendment and as may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Master Repurchase Agreement”), whereby Buyer has agreed to finance, from time to time, certain Mortgage Loans, as provided in and subject to the terms and conditions of the Master Repurchase Agreement, and the other agreements entered into in connection with the Master Repurchase Agreement (the “Principal Agreements”);
WHEREAS, in connection with the Existing Master Repurchase Agreement, Seller, Guarantor and Buyer executed that certain Amended and Restated Transactions Terms Letter, dated as of June 30, 2021 (as amended by the Amendment No. 1 to the Amended and Restated Transactions Terms Letter, dated as of July 22, 2021 and the Amendment No. 2 to the Transactions Terms Letter, dated as of December 24, 2021, the “Existing Transactions Terms Letter”, and as amended by Amendment No. 3 to the Transactions Terms Letter, dated as of the date hereof, and as may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Transactions Terms Letter”); and
WHEREAS, in furtherance of the foregoing, the parties desire to amend certain provisions of the Existing Master Repurchase Agreement, effective as of the Second Amendment Effective Date, as set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Existing Master Repurchase Agreement, including by way of reference to any other documents or agreements.
2.    Amendments to Existing Master Repurchase Agreement. Effective as of the Second Amendment Effective Date, the Existing Master Repurchase Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages attached as Exhibit A-1 hereto. A conformed copy of the Existing Master Repurchase Agreement is attached as Exhibit A-2 hereto.
3.    Fees and Expenses. Each of Seller and Guarantor hereby agrees to pay to Buyer, on demand, any and all reasonable fees, costs and expenses (including reasonable fees and expenses of counsel) incurred by Buyer in connection with the development, preparation and execution of this Amendment.
4.    Confirmation of Master Repurchase Agreement and Guaranty; Representations of Seller and Guarantor. Each of Seller and Guarantor represents and warrants as follows:
(a)    Upon effectiveness of this Amendment, the Existing Master Repurchase Agreement shall be, and be deemed to be, modified and amended in accordance herewith and the respective rights, limitations, obligations, duties, liabilities and immunities of the parties to the Master Repurchase Agreement and the other Principal Agreements shall hereafter be determined, exercised and enforced subject in all respects to such modifications and amendments, and all the terms and conditions of this Amendment shall be and be deemed to be part of the terms and conditions of the Master Repurchase Agreement and the other Principal Agreements for any and all purposes. Except as expressly amended or released and discharged hereby, all of the terms of the Master Repurchase Agreement and the other Principal Agreements including, without limitation, security interests and liens granted thereunder, shall remain in full force and effect and are hereby ratified and confirmed in all respects. Each of Seller and Guarantor hereby acknowledges and agrees that any and all obligations of each such party arising out of or relating to Transactions, or otherwise, shall remain in full force and effect until their payment in full and termination in accordance with the terms of the Master Repurchase Agreement. The Guarantor ratifies and reaffirms its guarantee under the Guaranty and Security Agreement, dated as of June 30, 2021, for the benefit of the Buyer and confirms and agrees that such guarantee hereafter secure all of the obligations thereunder. This Amendment shall not constitute a novation.
(b)    Each of Seller and Guarantor hereby represents and warrants that (i) it has the requisite power and authority, and legal right, to execute and deliver this Amendment and to perform its obligations under this Amendment, the Master Repurchase Agreement and the other Principal Agreements, (ii) it has taken all necessary corporate and legal action to duly authorize the execution and delivery of this Amendment and the performance of its obligations under this Amendment, Master Repurchase Agreement and the other Principal Agreements, (iii) this Amendment has been duly executed and delivered by each of Seller and Guarantor, (iv) each of this Amendment, the Master Repurchase Agreement and the other Principal Agreements
2

constitutes a legal, valid and binding obligation of each of Seller and Guarantor enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), and (v) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
(c)    Each representation and warranty of each of Seller and Guarantor contained in the Master Repurchase Agreement and the other Principal Agreements is true and correct and is hereby restated and affirmed.
(d)    Each covenant and each other agreement of each of Seller and Guarantor contained in the Master Repurchase Agreement and the other Principal Agreements (as modified by this Amendment, if applicable) is hereby restated and affirmed.
5.    Further Assurances. Each of Seller and Guarantor hereby agrees to execute and deliver such additional documents, opinions, instruments or agreements as may be reasonably necessary and appropriate to effectuate the purposes of this Amendment, the Master Repurchase Agreement and the other Principal Agreements.
6.    Conflicts. In the event of a conflict of any provision hereof with any provision or definition set forth in the Existing Master Repurchase Agreement, the Existing Transactions Terms Letter or any other Principal Agreement, the provisions and definitions of this Amendment shall control.
7.    Governing Law. This Amendment and the Master Repurchase Agreement shall be construed and enforced in accordance with, and governed by, the law of the State of New York, without giving effect to the conflict of laws principles thereof (other than sections 5-1401 and 5-1402 of the New York General Obligations law).
8.    Severability. Any provision of this Amendment, the Master Repurchase Agreement or the other Principal Agreements shall be treated as separate and independent from any other provision or agreement herein or therein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
9.    Entire Agreement. This Amendment, the Master Repurchase Agreement and the other Principal Agreements embody the entire agreement and understanding of the parties hereto and shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions.
10.    Binding Effect. This Amendment, the Master Repurchase Agreement and the other Principal Agreements, as applicable, shall be binding upon and shall be enforceable by the parties to the Master Repurchase Agreement and the other Principal Agreements, as applicable, and their respective successors and permitted assigns.
3

11.    Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of such signature may be transmitted by any one or more of the parties hereto by facsimile transmission or as an attachment to an electronic mail message in “pdf” or similar format, any such signature transmitted by facsimile transmission or transmitted by electronic mail message in “pdf” or similar format to be treated for all purposes as an original. The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
[Signature pages follow]
4

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

GOLDMAN SACHS BANK USA, as Buyer

By:	/s/ Bryan Holt

Name:	Bryan Holt
Title:	Authorized Person

[Signatures Continue on Following Page]

[First Amendment Agreement (Home Point MRA)]

HPFC SUB 1 LLC, as Seller

By:	/s/ Joseph Ruhlin

Name:	Joseph Ruhlin
Title:	Treasurer

HOME POINT FINANCIAL CORPORATION, as Guarantor

By:	/s/ Joseph Ruhlin

Name:	Joseph Ruhlin
Title:	Senior Managing Director - Treasurer

[First Amendment Agreement (Home Point MRA)]

Exhibit A-1

MASTER REPURCHASE AGREEMENT

(Changed Pages Reflecting Amendment)

(Attached)

A-1-1

CONFORMED COPY THROUGH AMENDMENT NO. ~~1~~2, dated as of ~~July 22~~February 4, ~~2021~~2022

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
among
HPFC SUB 1 LLC
(“Seller”)
HOME POINT FINANCIAL CORPORATION
(“Guarantor”)
and
GOLDMAN SACHS BANK USA
(“Buyer”)
dated as of
June 30, 2021

EXHIBITS
Exhibit A:    Glossary of Defined Terms
Exhibit B:    [Reserved]
Exhibit C:    [Reserved]
Exhibit D:    Assignment of Closing Protection Letter
Exhibit E:    Form of Power of Attorney
Exhibit F:    Wiring Instructions
Exhibit G:    Form of Servicer Notice
Exhibit H:    Representations and Warranties
Exhibit I:    [Reserved]
Exhibit J:    [Reserved]
Exhibit K:    Form of Escrow Instruction Letter
Exhibit L    Form of Monthly Servicing Report
Exhibit M:    Non-Owner Occupied Loans (Agency Securitization-Designated)
Exhibit N    Non-Owner Occupied Loans (Goldman Purchase Commitment-Designated)
Exhibit O    Jumbo Mortgage Loans (Goldman Purchase Commitment-Designated)

SCHEDULES
Schedule 1:    Filing Jurisdictions and Offices
Schedule 2: Ownership Structure of Guarantor and its Affiliates and Subsidiaries

EXHIBIT A
GLOSSARY OF DEFINED TERMS
“Ability to Repay Rule”: 12 C.F.R. 1026.43(c), including all applicable official staff commentary.
“Acceptable Title Insurance Company”: A nationally recognized title insurance company that is acceptable to the Agencies and has not been disapproved by Buyer in a writing provided to Seller or Guarantor.
“Accepted Servicing Practices”: With respect to any related Mortgage Loan, those procedures (including collection procedures) that Seller customarily employs and exercises in servicing and administering similar mortgage loans for its own account and which are in accordance with (i) accepted mortgage servicing practices of prudent lending institutions for comparable mortgage loans in the jurisdiction where the related Mortgaged Property is located, (ii) Applicable Law and (iii) applicable Agency Guides, FHA Regulations, VA Regulations and RD Regulations.
“Account Bank”: (a) U.S. Bank, National Association, in its capacity as depository bank with respect to the Disbursement Account, as applicable, (b) Merchants Bank of Indiana, with respect to the Custodial Account or (c) such other party upon whom Buyer and Seller may mutually agree.
“Administrative Agent”: As defined in the Credit Agreement.
“Affiliate”: With respect to a Person, any other Person that (i) directly or indirectly through one or more intermediaries, controls, is controlled by, or is under direct or indirect common control with such Person or (ii) is an officer or director of such Person; provided that each Agency shall be specifically excluded as an Affiliate of Buyer. Solely for purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 25% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise; provided that other than Seller, Guarantor and their respective Subsidiaries (as applicable), no other portfolio company of Stone Point Capital LLC or its Affiliates shall be deemed to be an “Affiliate” of Seller or Guarantor.
“Agency”: Fannie Mae, Freddie Mac or Ginnie Mae, as applicable.
“Agency Audit”: Any Agency, HUD, FHA, VA and RD audits, examinations, evaluations, monitoring reviews and reports of its origination and servicing operations (including those prepared on a contract basis for any such Agency, HUD, FHA, VA or RD).

“Jumbo Mortgage Loan”: Unless defined otherwise in the Transactions Terms Letter, a first lien Mortgage Loan (i) for which the original loan amount is greater than the applicable conventional conforming loan limits set by the Federal Housing Finance Authority in the jurisdiction where the related Mortgaged Property is located and (ii) which meets the transaction requirements set forth on Schedule 1 of the Transactions Terms Letter.
“Jumbo Mortgage Loan (Goldman Purchase Commitment-Designated)”: A Jumbo Mortgage Loan, set forth on Exhibit O (as may be amended, supplemented or revised, from time to time, by agreement of Seller and Buyer (which such amendment, supplement or revision may be set forth in an e-mail between Seller and Buyer) a copy of which amendment, supplement or revision shall be provided to Calculation Agent) that is subject to a Goldman Purchase Commitment.
“Law” shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, guideline, judgment, injunction, writ, decree or award of any Governmental Authority.
“LIBOR”: The daily rate per annum (rounded to three (3) decimal places) for one-month U.S. dollar denominated deposits as offered to prime banks in the London interbank market, as published on the Official ICE LIBOR Fixings page by Bloomberg or in the Wall Street Journal as of the date of determination;’’ provided, that if Buyer determines that any law, regulation, treaty or directive or any change therein or in the interpretation or application thereof, or any circumstance materially and adversely affecting the London interbank market, shall make it unlawful, impractical or commercially unreasonable for Buyer to enter into or maintain Transactions as contemplated by this Agreement using LIBOR, then Buyer may, in addition to its rights under Section 4.4 and Section 4.6, select an alternative rate of interest or index in its discretion; provided further, that if at any time LIBOR shall be less than the LIBOR Floor, then LIBOR shall be deemed to be the LIBOR Floor at such time.
“LIBOR Floor”: As defined in the Transactions Terms Letter.
“Lien”: Any mortgage, lien, pledge, charge, security interest or similar encumbrance.
“Losses”: As defined in Section 12.1 of this Agreement.
“LTV”: With respect to any Mortgage Loan, the ratio of the original unpaid principal balance of the Mortgage Loan to the lesser of (i) the appraised value of the Mortgaged Property set forth in such appraisal and (ii) the sales price of the Mortgaged Property.
“Margin Call”: As defined in Section 6.3(b) of this Agreement.

EXHIBIT B
[RESERVED]

EXHIBIT C
[Reserved]

EXHIBIT D
ASSIGNMENT OF CLOSING PROTECTION LETTER
[HOME POINT FINANCIAL CORPORATION] (“Assignor”) declares that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it does hereby convey, transfer, assign, deliver and give to Assignee, and hereby expressly subrogates GOLDMAN SACHS BANK USA (“Assignee”) unto, all of Assignor’s claims, demands, rights and causes of action, past, present or future, that Assignor has for loss or damage covered by the closing protection letter issued by [Title Company] attached hereto (“Closing Protection Letter”). Such rights being assigned by Assignor hereunder include, without limitation, the right to demand, sue, collect, receive, protect, preserve and enforce performance under the Closing Protection Letter. Assignee shall succeed to all rights of recovery of Assignor under the Closing Protection Letter and Assignor shall execute such instruments and documents necessary and proper to further secure such rights to Assignee and shall not act in any manner hereafter to prejudice or impair the rights of Assignee. Assignor hereby grants Assignee an irrevocable mandate and power of attorney coupled with an interest with full power of substitution to transact this act of assignment and subrogation. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Master Repurchase Agreement (as amended, restated, supplemented or modified from time to time) between Assignor and Assignee.
IN WITNESS WHEREOF, the Assignor has caused this assignment to be duly executed as of [    ],
202__.
[HOME POINT FINANCIAL CORPORATION] [HPFC SUB 1 LLC]
By:
Name:
Title:

EXHIBIT E
FORM OF POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS:
WHEREAS, Goldman Sachs Bank USA (“Buyer”), HPFC SUB 1 LLC (“Seller”) and Home Point Financial Corporation (“Guarantor”) have entered into the Amended and Restated Master Repurchase Agreement, dated as of June 30, 2021 (the “Agreement”), pursuant to which Buyer has agreed to purchase from Seller certain mortgage loans from time to time, subject to the terms and conditions set forth therein; and
WHEREAS, each of Seller and Guarantor has agreed to give to Buyer a power of attorney on the terms and conditions contained herein in order for Buyer to take any action set forth below that Buyer may deem necessary or advisable to accomplish the purposes of the Agreement.
NOW, THEREFORE, [Seller] [Guarantor] hereby irrevocably constitutes and appoints Buyer as its true and lawful Attorney-in-Fact, with full power and authority hereby conferred in its name, place and stead and for its use and benefit, to do and perform any of the following actions in connection with assets purchased by Buyer from Seller under the Agreement (the “Purchased Assets”) or as otherwise provided below:
(a)(1)    to receive, endorse and collect all checks made payable to the order of Seller representing any payment on account of the Purchased Assets;
(b)(2)    to assign or endorse any mortgage, deed of trust, promissory note or other instrument relating to the Purchased Assets;
(c)(3)    to correct any assignment, mortgage, deed of trust or promissory note or other instrument relating to the Purchased Assets, including, without limitation, unendorsing and re-endorsing a promissory note to another investor;
(d)(4)    to complete and execute lost note affidavits or other lost document affidavits relating to the Purchased Assets;
(e)(5)    to issue title requests and instructions relating to the Purchased Assets; and
(f)(6)    to give notice to any individual or entity of its interest in the Purchased Assets under the Agreement.
[Seller] [Guarantor] hereby ratifies and confirms all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the power granted under this Power of Attorney upon the exercise of such power by the Attorney-in-Fact.

EXHIBIT F
WIRING INSTRUCTIONS
[***]

EXHIBIT G
FORM OF SERVICER NOTICE
[_______], 20__
[    ], as Servicer
[ADDRESS]
Attention:
Re:    Amended and Restated Master Repurchase Agreement dated as of June 30, 2021 (the “Agreement”) among HPFC Sub 1 LLC, (“Seller”), Home Point Financial Corporation (“Guarantor”) and Goldman Sachs Bank USA (“Buyer”)
Ladies and Gentlemen:
[    ] (“Servicer”) is servicing certain mortgage loans for Guarantor pursuant to that certain Servicing Agreement dated as of [    ] (the “Servicing Agreement”) between Servicer and Guarantor. Pursuant to the Agreement between Buyer, Guarantor and Seller, Servicer is hereby notified that Seller may from time to time sell to Buyer a one hundred percent (100%) beneficial interest (the “Participation Interests”) in certain mortgage loans which are then currently being serviced by Servicer pursuant to the terms of the Servicing Agreement (such mortgage loans that are serviced by Servicer, the “Mortgage Loans”).
Section 1. Direction Notice.
(a)    [Upon receipt of notice from Buyer (a “Direction Notice”) in which Buyer shall identify the Mortgage Loans, Servicer shall segregate all amounts collected on account of such Mortgage Loans, hold them in trust for the sole and exclusive benefit of Buyer, and remit such collections in accordance with Buyer’s written instructions. Further, Servicer shall follow the instructions of Buyer with respect to the Mortgage Loans, and shall deliver to Buyer any information with respect to the Mortgage Loans as reasonably requested by Buyer.]
(b)    Notwithstanding any contrary information which may be delivered to the Servicer by Guarantor or Seller, Servicer may conclusively rely on any information delivered by Buyer, and Guarantor and Seller, jointly and severally, shall indemnify and hold the Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in connection with the delivery of such information.
Section 2. No Modification of the Servicing Agreement. Without the prior written consent of Buyer exercised in Buyer’s sole and absolute discretion, Servicer shall not agree to (a) any modification, amendment or waiver of the Servicing Agreement; (b) any termination of the

Servicing Agreement or (c) the assignment, transfer, or material delegation of any of its rights or obligations under the Servicing Agreement.
Section 3. Right of Termination. Upon receipt of a Direction Notice, Buyer shall have the right to terminate the Servicer’s rights and obligations to service the Mortgage Loans under the Servicing Agreement in accordance with the terms thereof. Any fees due to the Servicer (a) in connection with any termination shall be paid by Guarantor and Seller, jointly and severally, and (b) incurred following receipt of a Direction Notice shall be paid by Buyer to the extent that such fees relate to the Mortgage Loans that are subject to the Servicing Agreement; provided that any fees incurred after the receipt of a Direction Notice related to transfer of servicing of the Mortgage Loans from Servicer to Buyer’s servicer shall by

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.
GOLDMAN SACHS BANK USA, as Buyer
By:
Name:
Title:
HOME POINT FINANCIAL CORPORATION, as Guarantor
By:
Name:
Title:
HPFC SUB 1 LLC, as Seller
By:
Name:
Title:
[     ], as Servicer
By:
Name:
Title:

EXHIBIT H
REPRESENTATIONS AND WARRANTIES
Representations and Warranties Concerning Purchased Assets. Seller represents and warrants to and covenants with Buyer that the following are true and correct with respect to each Purchased Asset as of the related Purchase Date through and until the date on which such Purchased Asset is repurchased by Seller. With respect to those representations and warranties which are made to Seller’s knowledge, if it is discovered by Seller or Buyer that the substance of such representation and warranty is inaccurate, notwithstanding Seller’s lack of knowledge with respect to the substance of such representation and warranty, such inaccuracy shall be deemed a breach of the applicable representation and warranty for purposes of determining (i) Asset Value, (ii) whether a Mortgage Loan is an Eligible Mortgage Loan or (iii) or for any other purpose hereunder if Seller or Guarantor shall have made any such representation and warranty with knowledge that they were materially false or misleading at the time made. The References in the following representations and warranties to a “Mortgage Loan” or “Asset” refer to Related Mortgage Loan in which the Seller has acquired a Participation Interest represented by the related Purchased Assets.
(a)    Eligible Asset. The Mortgage Loan is an Eligible Mortgage Loan. The Mortgage Loan is a legal, valid and binding obligation of the Mortgagor thereunder, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principals of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and subject to no offset, defense or counterclaim, obligating Mortgagor to make the payments specified therein.
(b)    Purchase Commitment. Unless otherwise stated in the Transactions Terms Letter, each Mortgage Loan related to the Asset which is the subject of a Purchase Commitment is covered by a Purchase Commitment that (i) does not exceed the availability under such Purchase Commitment (taking into consideration mortgage loans which have been purchased by the respective Approved Investor under the Purchase Commitment and mortgage loans which Seller has identified to Buyer as covered by such Purchase Commitment), (ii) conforms to the requirements and the specifications set forth in such Purchase Commitment and the related regulations, rules, requirements and/or handbooks of the applicable Approved Investor and (iii) is eligible for sale to and insurance or guaranty by, respectively, the applicable Approved Investor and any applicable insurer. Each Purchase Commitment is a legal valid and binding obligation of Guarantor enforceable against it in accordance with its terms, subject to applicable bankruptcy insolvency and similar laws affecting creditors’ rights generally and subject as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

(c)    Transaction Request. Except with respect to de minimis data transcription errors, the information contained in the Transaction Request is true, correct and complete and the Mortgage Loan conforms to the description thereof on the related Transaction Request.
(d)    Origination and Servicing. The Mortgage Loan was originated by or in conjunction with a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar banking institution which is supervised and examined by a federal or state authority. The Mortgage Loan has been originated and serviced in compliance with Accepted Servicing Practices, applicable Agency Guides, the applicable Underwriting Guidelines and Insurer requirements and all applicable federal, state and

EXHIBIT I
[RESERVED]

EXHIBIT J
[RESERVED]

EXHIBIT K
The escrow instruction letter (the “Escrow Instruction Letter”) shall also include the following instruction to the Settlement Agent (the “Escrow Agent”):
Goldman Sachs Bank USA (the “Buyer”), has agreed to provide funds (“Escrow Funds”) to HPFC Sub 1 LLC (the “Seller”) to finance certain mortgage loans (the “Mortgage Loans”) for which you are acting as Escrow Agent. U.S. Bank National Association, in its capacity as funds disbursement agent (the “Disbursement Agent”), will disburse such funds on behalf of Buyer.
You hereby agree that (a) you shall receive such Escrow Funds from the Buyer to be disbursed by the Disbursement Agent in connection with this Escrow Instruction Letter, (b) you will hold such Escrow Funds in trust, without deduction, set-off or counterclaim for the sole and exclusive benefit of Buyer until such Escrow Funds are fully disbursed on behalf of Buyer in accordance with the instructions set forth herein, and (c) you will disburse such Escrow Funds on the date specified for closing (the “Closing Date”) only after you have followed this Escrow Instruction Letter’s requirements with respect to the Mortgage Loans. In the event that the Escrow Funds cannot be disbursed on the Closing Date in accordance with the Escrow Instruction Letter, you agree to promptly remit the Escrow Funds to the Disbursement Agent by re-routing via wire transfer the Escrow Funds in immediately available funds, without deduction, set-off or counterclaim, returned back to the account specified in Disbursement Agent’s incoming wire transfer.
You further agree that, upon disbursement of the Escrow Funds, you will hold the Mortgage Loan File as specified in the Escrow Instruction Letter in escrow as agent and bailee for Buyer, and will forward the Mortgage Loan File and original Escrow Instruction Letter in connection with such Mortgage Loans by overnight courier (y) to the Disbursement Agent within three (3) Business Days following the date of origination.
You agree that all fees, charges and expenses regarding your services to be performed pursuant to this Escrow Instruction Letter are to be paid by Seller or its borrowers, and Buyer shall have no liability with respect thereto.
The provisions of this Escrow Instruction Letter may not be modified, amended or altered, except by written instrument, executed by the parties hereto and Buyer. You understand that Buyer shall act in reliance upon the provisions set forth in this Escrow Instruction Letter and that the Buyer is an intended third party beneficiary hereof.
Whether or not an Escrow Instruction Letter executed by you is received by the Disbursement Agent, your acceptance of the Escrow Funds shall be deemed to constitute your acceptance of this Escrow Instruction Letter.

EXHIBIT L
FORM OF MONTHLY SERVICING REPORT
[***]

EXHIBIT M
NON-OWNER OCCUPIED LOANS (AGENCY SECURITIZATION-DESIGNATED)
Loan Number
[***]

EXHIBIT N
NON-OWNER OCCUPIED LOANS
(GOLDMAN PURCHASE COMMITMENT--DESIGNATED)
Loan Number
[***]

EXHIBIT O

JUMBO MORTGAGE LOANS
(GOLDMAN PURCHASE COMMITMENT--DESIGNATED)

SCHEDULE 1
Filing Jurisdictions and Offices

Entity Name	Role	Filing Office
Home Point Financial Corporation	Guarantor	New Jersey
HPFC Sub 1 LLC	Seller	Delaware

SCHEDULE 2
Ownership Structure of Guarantor and its Affiliates and Subsidiaries

Exhibit A-2

MASTER REPURCHASE AGREEMENT

(Conformed Copy)

(Attached)

B-2-1